SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 13, 2025
DAVE & BUSTER’S ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35664	35-2382255
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1221 S. Belt Line Rd., Suite 500 Coppell, TX 75019
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 357-9588
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	PLAY	NASDAQ Stock Market LLC
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 -– Corporate Governance and Management

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 13, 2025, Dave & Buster’s Entertainment, Inc. (the “Company”) announced the retirement of John Mulleady, Chief Development Officer and a named executive officer. Mr. Mulleady will retire effective as of the close of business on October 23, 2025. Effective as of June 30, 2025, Mr. Mulleady will transition to the role of Senior Advisor and will provide advisory services to the Company to ensure a smooth transition until the effective date of his retirement. The Company and Mr. Mulleady have further agreed that he will provide consulting services to the Company from the effective date of his retirement until January 31, 2026 (such period, the “Consulting Period”).
In connection with Mr. Mulleady’s planned transition and retirement, Mr. Mulleady, the Company and Dave & Buster’s Management Corporation, Inc., an affiliate of the Company, entered into an amendment to Mr. Mulleady’s existing employment agreement (the “Amended Agreement”). Pursuant to the Amended Agreement, Mr. Mulleady will receive a weekly consulting fee during the Consulting Period of $8,706.73. Additionally, he will receive two supplemental payments, consisting of: (1) a lump-sum payment of $67,912.50 that will be payable within thirty (30) days following July 31, 2025, and (2) a lump-sum payment of $67,912.50 that will be payable within thirty (30) days following January 31, 2026. Mr. Mulleady’s retirement will be deemed as a retirement (as applicable) for purposes of his then-outstanding equity awards under the Company’s equity incentive plans.
The foregoing payments and benefits are subject to Mr. Mulleady’s compliance with his obligations under the Amended Agreement and the terms and conditions thereunder, including his compliance with certain non-compete, non-solicitation and non-hire covenants during his employment, and in the case of the non-solicitation and non-hire covenants, for two (2) years thereafter, and his execution, delivery and non-revocation of a release of claims for the benefit of the Company and its affiliates.
On June 13, 2025, the Company issued a press release announcing Mr. Mulleady’s transition. A copy of this Press Release is attached hereto as Exhibit 99.1.
Section 9 – Financial Statements and Exhibits
Item 9.01.    Financial Statements and Exhibits
(d)Exhibits.

99.1	Press release issued June 13, 2025.
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S ENTERTAINMENT, INC.

Date: June 13, 2025	By:	/s/ Rodolfo Rodriguez, Jr.
Rodolfo Rodriguez, Jr.
Senior Vice President, Chief Legal Officer and Secretary